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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       October 15, 1998 (October 14, 1998)
                     ---------------------------------------

                                  PHYCOR, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                  0-19786                 62-13344801
       -------------              -----------             ---------------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of              Number)                Identification
       Incorporation)                                          Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
                   --------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.   OTHER EVENTS.

          On October 14, 1998, PhyCor, Inc., a Tennessee corporation (the "Company"), issued two press releases. The first press release announced the expansion of the Company's previously announced common stock repurchase program to include the Company's 4.5% Convertible Subordinated Debentures due 2003 and other securities. The second press release announced that the Company and Watson Clinic LLP have agreed not to renew their interim management agreement and have suspended further activities relating to the completion of their anticipated transaction involving PhyCor's acquisition of certain of Watson Clinic's assets and the execution of a long-term service agreement. A copy of the press releases are attached hereto as Exhibit 99 and are incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Business Acquired.

                     None required

          (b) Pro Forma Financial Information.

                     None required

          (c) Exhibits.

              99     Form of press releases issued by the Company on October
                     14, 1998.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHYCOR, INC.


                                       By:     Joseph C. Hutts
                                          -------------------------------------
                                               Joseph C. Hutts
                                               Chairman, President and
                                               Chief Executive Officer



Date: October 15, 1998







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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
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  99         Form of press releases issued by the Company on October 15, 1998.










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